UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS' INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND
CHAMPLAIN MID CAP FUND

ANNUAL REPORT
12.31.22

INVESTMENT ADVISER:
CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

Table of Contents
Shareholders’ Letters	1

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending December 31, 2022

						Since Fund’s Inception†
	6 months	1-year	3-year *	5-year *	10-year *	Cumulative**	Annualized

CIPSX	7.37%	-20.82%	3.38%	5.98%	10.24%	405.98%	9.37%

Russell 2000	-3.91%	-20.44%	3.10%	4.13%	9.01%	253.95%	7.23%

CIPMX	2.55%	-26.51%	5.71%	9.08%	12.54%	338.27%	10.72%

Russell Midcap	5.43%	-17.32%	5.88%	7.10%	10.96%	264.64%	9.32%

†	Champlain Small Company Fund inception date: 11/30/04

Champlain Mid Cap Fund inception date: 06/30/08

*	Return has been annualized.

**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

Though both funds bounced back on an absolute basis over the last six months, and the Small Company Fund delivered strong relative returns over that period as well, absolute and relative returns for both strategies for the full year were disappointing. While many of our process-based exclusions and perennial overweights were headwinds for both strategies last year, the Small Company Fund benefitted from strong stock selection in consumer staples for the year as well as a noticeable rebound in its health care holdings in the equipment and supplies industry over the last six months. The health care holdings in the Mid Cap Fund did not see the same recovery however, as some of our top performers for the three-year period prior to 2022, including Edwards Lifesciences and Catalent, remained under pressure for both the six-month period and the full year. Macro headwinds continue to increase with many economists now predicting a U.S. recession sometime in 2023. While forecasting macro trends is outside of our realm of competence, it appears investors over the last six months have started to transition from evaluating stocks primarily on their relative multiple of earnings, to more fundamental analysis of the resiliency of profits.

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

While we have yet to see an obvious tailwind from the key portfolio metrics, we believe to be most impactful to long-term returns, the advantages for both Funds versus their respective benchmarks in gross margins, gross profitability, and sales/share growth persist. As such, we continue to view the Small Company Fund’s slight premium based on free-cash-flow yield to the Russell 2000, and the Mid Cap Fund’s slightly more significant premium to the Russell Midcap, as reasonably attractive relative values.

TECHNOLOGY

The Small Company Fund’s technology holdings outperformed the Russell 2000 but underperformed the S&P SmallCap 600 over the past six months and underperformed both benchmarks on a one-year basis. Q2 Holdings was the largest detractor in the sector for the year. While the core business appears durable with ample cross-sell opportunities, uncertainty around macroeconomic conditions created headwinds for transactional and discretionary revenue. We recognize these pressures may persist in the near term but believe the long-term opportunity warrants patience.

Recent outperformance was primarily due to stock selection in software led by Workiva. Despite challenges in the capital markets business attributable to depressed IPO volume and meaningful FX headwinds, Workiva reported strong results. The company reiterated a commitment to balancing growth and profitability. The company will continue to invest in the

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

environmental, social, and governance (ESG) opportunity, which became a top solution during the quarter. Customers are investing ahead of regulations, and ESG deployments remain a board-level priority. On September 28, it was rumored that Workiva had received takeover interest from Thoma Bravo and TPG. Shares traded higher after the news. During the quarterly earnings call, management expressed confidence in their ability to execute as a public company.

Pure Storage reported solid results as the company continues to see operating leverage while the demand profile remains strong as its value proposition is being well-received in the current environment. In addition, Pure Storage benefits from increasing customer focus on reducing physical space and greater energy efficiency, particularly in Europe.

We trimmed our positions in Envestnet and Tenable. While performance in Envestnet’s data and analytics business was better than expected, the macroeconomic environment remains challenging for its asset-based revenue, and the company will likely continue to face headwinds in 2023. The demand environment for Tenable has stabilized, and new product initiatives are being received well by customers. Management has also communicated a commitment to improving profitability.

We added to our position in Asana as shares came under continued pressure. We remain encouraged by the strategic approach to spending and profitability expectations, buoyed by improvements to the balance sheet over the period. While sales cycles elongated and layoffs among customers negatively impacted seat count growth in the most recent quarter, Asana’s largest customers remain the fastest-growing cohort, attributable to Asana’s ability to address cross-functional workflows. While growth will likely remain challenged in the current operating environment, we remain encouraged by positive retention metrics, large enterprise wins, and a commitment to profitability.

We initiated a position in National Instruments, a leader in virtual instrumentation for measurement and automation in the industrial, defense, and academic end-markets. The company’s solutions accelerate time-to-market while reducing cost-to-test. Over the past several years, the company has significantly enhanced its product portfolio and refreshed its executive lineup. We previously held National Instruments in the Small Company Fund from April 2007 to January 2014.

The Mid Cap Fund’s technology holdings underperformed both benchmarks over the past six months and year. Underperformance was primarily due to stock selection and the strategy’s process-based overweight in software. Despite strong execution, Zscaler was a laggard during the period. Though macroeconomic uncertainty remains high, and deals were subjected to greater scrutiny, demand for Zero Trust solutions remains a key priority for

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

customers. Moreover, given Zscaler’s cloud-native architecture, the company stands to be a continued beneficiary of secular trends in cloud and mobility that have created a myriad of security challenges.

We added to our positions in Okta and Palantir. Shares of Okta came under pressure throughout the year, attributable to the broader software drawdown and exacerbated by disappointing second-quarter results as the company contended with a weak macroeconomic environment and internal efforts to optimize its go-to-market motions with an integrated sales force following the Auth0 acquisition. Recently, Okta reported results that exceeded consensus expectations. Furthermore, the reception of guidance was broadly positive, viewed as a “de-risked” revenue guide with a return to profitability beyond expectations. Okta is a critical foundational element for several emerging themes serving an end-market that is not permanently impaired. While internal transitions and the current macroeconomic environment created transitory uncertainty, the corrective actions appear to be appropriate adjustments, and drove strong third quarter results.

Shares of Palantir lagged during the second half of 2022. While the U.S. enterprise segment exhibited strong demand, the international business continued to be impacted by macroeconomic conditions and a strengthening dollar. Nonetheless, product demonstrations and customer commentary at the most recent customer event validated our belief that Palantir’s offerings are highly valued solutions that live up to promised expectations while an active and growing user community is continuously identifying new use cases. As a result, we continue to believe that not only does Palantir’s platform stand to benefit from an unpredictable geopolitical environment, the potential commercial applications also are compelling.

Nutanix was a relative leader during the six-month period as the company observed significant improvements in profitability and benefitted from a streamlined product offering with expanded capabilities. Workday reported solid results, and guidance indicated management’s confidence in cross-sell opportunities across a large install base, a highly targeted sales motion, and the benefits of diversification in the platform as customers seek vendor consolidation. Additionally, guidance on operating margin expansion reflects the operating ability of the management team to execute in various economic environments. While sales cycles remain elongated in the large enterprise segment, digital transformation projects remain a customer priority.

Synopsys is operating at scale and facing challenging year-over-year comparisons yet continues to execute well. In our view, Synopsys will benefit from secular tailwinds in the prioritization of design engineering and new levels of silicon complexity. As a result, our long-term thesis remains unaltered, but we moderated our exposure due to broader concerns about the macro environment and the semiconductor supply chain.

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We initiated positions in former holdings Autodesk and ANSYS. Autodesk provides software for computer-aided design (CAD) models, primarily used in the architecture, engineering, construction, and manufacturing industries. The company has a history of consistent execution and sustained growth opportunities buoyed by the prospect of increased global spending on infrastructure. ANSYS is an engineering software company that provides best-in-class simulation capabilities that enables customers to innovate rapidly, reducing costs and risks and enhancing product performance quality.

Although deal cycles remain elongated and subjected to greater customer scrutiny, the appetite for digital transformation remains healthy. While market volatility remains accentuated, we continue to use this historic software drawdown to accumulate durable franchises at attractive valuations.

INDUSTRIALS and MATERIALS

Since our last letter, the Small Company Fund’s industrial holdings outperformed the same sector in the Russell 2000 and S&P SmallCap 600, while the materials holdings narrowly underperformed. Within industrials, strong stock selection in machinery drove the outperformance, while stock selection and a surging metals & mining industry presented a headwind in materials.

Shares of MSA Safety rose 19% in the second half of the year and over 30% in the fourth quarter, catalyzed by a strong earnings report in October that highlighted the broad-based durability of demand for firefighter safety and industrial personal protection equipment products with double digit organic sales and order growth, and incremental operating margins of 50%. MSA became the largest position in the strategy, and we trimmed modestly. In October, Regal Rexnord announced that it would acquire Altra Industrial Motion for $62/share in cash, representing a 54% premium to the stock price at the time. Shares quickly re-rated and Altra was a top five contributor to the Fund’s returns in the six-month period. While our valuation work suggests a modestly higher price was warranted, this transaction accelerates meaningful value creation for shareholders.

Shares of food and beverage processing equipment maker, and top ten holding, John Bean Technologies (JBT), declined 17% in the back half of the year and we added modestly to our position on the weakness. Supply chain challenges, FX headwinds, European demand, and labor availability were persistent issues for JBT in 2022. However, we remain focused on the progress towards becoming a pure-play food tech company through the pursuit of strategic alternatives for its aerospace business, which we view as a 2023 catalyst for the stock. In November, we learned of Ritchie Bros. Auctioneers’ intention to acquire IAA for $7.3 billion. The combination may bring diversification benefits and meaningful run-rate synergies while preserving Ritchie’s ability to advance its inventory management and digital marketplace

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

efforts, which could become more lucrative with scaled proforma transaction volume. We trimmed the position considerably in the third quarter as shares traded near our Fair Value estimate; the stock subsequently traded lower upon announcement of the acquisition. We have been patiently doing diligence about this proposed acquisition and have come to appreciate the strategic merits of the combination.

Though a sharp decline for Generac’s shares (-52% in the second half of 2022 and nearly -45% in the fourth quarter) was a big detractor for the Mid Cap Fund, we initiated a position in this former Small Company Fund holding as the valuation presented us with another opportunity for the Small Company Fund to own this unique energy franchise.

Overall, the Mid Cap Fund’s industrial holdings outperformed the same sectors in the Russell Midcap and S&P Midcap 400 over the second half of the year. Our sole materials holding, AptarGroup, outperformed the Russell Midcap materials sector, but underperformed relative to the S&P benchmark. Particularly strong industrials stock selection in the machinery industry (Fortive, IDEX, Toro), and electrical equipment industry (AMETEK, Rockwell Automation) was enough to offset the weakness in Generac.

Generac preannounced earnings in October and trimmed full year guidance due to elevated field inventory of home standby (HSB) generators, which need to be destocked. The pinch point has been a lack of contractors available for installations, and the company now has initiatives in place to remedy the issue. Despite the headwind, key metrics to gauge end customer demand in the HSB category are still improving, even on top of unprecedented 2021 levels. It is evident the pandemic has expanded awareness around the category. Further pressuring shares was news that Generac’s clean energy business suffered a large customer bankruptcy in the quarter, and that it would take a warranty charge to address a component failure within its energy storage product. Are these cracks in the foundation, or growing pains associated with the company’s transition from a generator manufacturer to an energy technology company? We believe the latter, but pledge to remain flexible in our thinking. The fundamentals and a depressed valuation certainly warrant patience, which our investment horizon can accommodate.

The highlights to close out 2022 include the strong performance from Toro, AMETEK, and Rockwell Automation in particular, all of which were top-five contributors to portfolio returns. Toro shares rose 49% from July through December, as the turf maintenance equipment maker is experiencing strong demand for its products selling into the underground construction and golf end-markets, with continued strength in sales of zero-turn riding mowers. Margins expanded meaningfully in 2022, driven by pricing initiatives and ongoing productivity improvements. AMETEK shares gained 28%, as the company has continued to navigate a challenging operating environment. Double digit organic revenue and order growth, a record

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

backlog, operating margin improvement despite cost headwinds, and accretive M&A are all byproducts of a powerful business system. Finally, shares of Rockwell rose 29%. Organic sales and orders have grown nearly 20% over the last two quarters, predominantly from volume rather than price, which has created a record backlog that represents nearly 60% of the 2023 sales guidance. We believe the recent financial performance reflects the secular demand for automation solutions, regardless of the macro backdrop.

Overall, industrial machinery stocks have performed well in 2022, raising the hurdle for 2023 comparisons. The ISM Purchasing Managers Index – the key leading indicator for the industrial economy – dipped into contraction territory in December, but fundamentals remain resilient for our portfolio managers due to record backlogs, easing supply chain challenges and inflationary cost pressures, and the benefit of pricing power. As well, let us remind investors that both Funds’ industrial holdings are expected to be relatively more resilient to economic weakness because their demand profiles are more secular than cyclical with automation, onshoring and supply chain adjustments, defense and infrastructure spending, energy and grid investments, and medical products to serve the aging population some of the drivers of their secular demand. We welcome an optimistic tone around organic growth from management teams but accept this cautiously as orders will likely slow and backlogs will be worked down in the first half of 2023. That said, the other half of the playbook for an industrial portfolio manager is M&A, and we could see consolidation of sub-scale companies if a recession materializes in 2023. Because they are not as asset intensive, the current industrial holdings for each Fund in aggregate have historically been able to allocate more capital toward the combination of acquisitions, share repurchases, and dividends relative to the aggregate of their respective benchmark peers.

CONSUMER

The Small Company Fund’s consumer holdings (including John Wiley, which is classified under communication services) delivered positive relative returns compared to both the Russell 2000 and S&P SmallCap 600 benchmarks during the period led by strong selection in consumer staples.

Shares of food products company, Lancaster Colony, and personal care company, e.l.f. Beauty, were up 55% and 80% during the period, respectively. Lancaster has benefitted from price increases that have meaningfully improved gross margins. Both new and existing licensing deals for sauce products (including Chick Fil-A, Buffalo Wild Wings, Olive Garden, and Arby’s) remain supportive of growth on the retail side of the business, while strong demand from quick-serve restaurant customers has maintained momentum on the foodservice side. At e.l.f., powerful marketing campaigns and an attractively priced product portfolio have driven results that are much better than expected. We trimmed both positions

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

during the period given their proximity to our estimate of their respective Fair Value. We also continued to trim the positions in MGP Ingredients and Hostess Brands, two staples holdings that were top contributors in the first half of 2022 and continued to add value throughout the year. We added to the positions in Shake Shack and European Wax Center, two companies that have significant opportunity to meaningfully expand their store bases.

We initiated a new position in Sovos Brands, a high-growth, packaged-food platform that owns premium brands including Rao’s pasta sauces and noosa yoghurt. The company has an experienced management team, high potential to grow their existing brands in a meaningful way, and an appetite for continued acquisitions of other brands. We exited the position in Wolverine World Wide during the period despite its large discount to our estimate of Fair Value, and are classifying it as a mistake. We trimmed Wolverine earlier in the year when it became clear the new CEO was intent on pivoting the company towards being more “lifestyle” oriented, which includes more apparel, and is something that runs counter to our consumer sector factor. Our mistake lies in not exiting the full position when we initially had these hesitations, as a large apparent discount encouraged us to wait for higher prices.

The consumer holdings in the Mid Cap Fund underperformed relative to their counterparts in the Russell Midcap and S&P 400 benchmarks during the period. Negative stock selection in consumer discretionary, specifically Advance Auto Parts and Leslie’s, was the primary driver of the underperformance.

Advance Auto Parts’ recent earnings included disappointing commentary from management as they respond to a tough macro environment and pressure from competitors. Admittedly, the sharp reversal of better-than-average industry growth, expanding operating margins, and relatively clean inventory levels caught us off guard. However, the industry’s solid returns on capital and other attractive attributes, combined with the company’s significant cash flow generation and return of cash to shareholders, leave us comfortable with holding a sizable position. Meanwhile, Leslie’s has been under pressure this year on fears that higher interest rates would curtail the housing market and, in turn, cool the red-hot market for pool construction. However, we remain encouraged as over 80% of the company’s sales are non-discretionary, consumable products used to maintain and service pools that have already been built. In fact, we added to the position in both Funds this period as we see its non-discretionary revenue stream as an annuity given the severe consequences of letting pool maintenance lapse. Indeed, demand has historically held up relatively well through numerous recessions and economic downturns.

Lamb Weston was the highest-returning consumer staples company in the Russell Midcap benchmark for 2022, and as the shares approached our estimate of Fair Value, we prudently trimmed the position. Shares of J.M. Smucker enjoyed an impressive rally throughout the

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

back half of 2022 as the company delivered better-than-expected results and continues to provide more transparency around its path to sustained growth. Under the guidance of CEO Mark Smucker, the company has successfully refocused the portfolio over the past several years to support the most meaningful growth drivers (Uncrustables, pet snacks, K-cups, and Dunkin), while divesting brands with less opportunity (Natural Balance, Crisco). We commend the management team’s efforts to shape the portfolio for growth and manage the balance sheet appropriately to maintain flexibility so they can pursue inorganic growth opportunities.

FINANCIALS and REAL ESTATE

The Small Company Fund’s financial holdings underperformed the financials in both benchmarks during the second half of the year due to negative stock selection in insurance and banks, however the sector outperformed for the full year as exposure to high-quality and generally asset-sensitive banks was helpful.

Specialty insurance underwriter Argo Group was the largest detractor during the period after announcing it would exit a substantial portion of its U.S. business, requiring a charge of ~$100 million. While management has addressed its underperforming lines of business, the pace of change has been slow, and we have yet to see the operational benefits. With the benefit of hindsight, we have been too patient with Argo. Its shares rebounded somewhat during the fourth quarter after the company indicated the ongoing strategic review process was entering advanced stages. At the time this letter was written, we continue to hold Argo’s shares and the company has recently announced a merger agreement with Brookfield Reinsurance. Elsewhere in insurance, underwriter Palomar was a laggard during the period, falling sharply after the company reported strong, but decelerating, premium growth and higher-than-expected loss ratios. Additionally, investors are concerned about severe rate increases in the reinsurance market following large industry losses from Hurricane Ian. While Palomar does purchase significant reinsurance in certain segments to mitigate risk, recent conversations with management keep us confident in their ability to navigate the abnormal pricing environment. We trimmed the position early in the quarter near our estimate of Fair Value and added back similar weight following the subsequent 46% share price decline.

Modest relative weakness amongst bank holdings was offset by tailwinds from the lack of exposure to mortgage REITs and consumer finance businesses, which fell further out of favor with both interest rates and recession concerns rising sharply. We continued to trim the positions in Stock Yards and CVB Financial in proximity to our Fair Value estimates and rebalanced that capital towards attractive discounts in Community Bank, German American, and WSFS Financial.

This Mid Cap Fund’s financial holdings underperformed the financials in both benchmarks in the second half of the year, driven in large part by weak stock selection. Relative

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

performance for the sector was slightly positive versus the Russell benchmark for the full year period, but performance for the S&P 400 banking industry resulted in a noticeable headwind versus that benchmark for the year.

Much of the underperformance for the back half of the year was related to the capital markets industry, as electronic bond-trading platform Tradeweb and trust bank Northern Trust both lagged against a strong industry group. Though Tradeweb’s shares can be buffeted by noisy monthly volume figures, we remain confident in the long-term structural growth of electronic trading in rates, credit, and derivatives globally. We added to the position at a deep discount to our Fair Value estimate and well below where we previously trimmed the position in late 2021. Meanwhile, Northern Trust is grappling with both market volatility and near-term expenses as they invest for cost efficiencies.

Following sizeable industry loss estimates related to Hurricane Ian, consensus is now set for sharp rate increases across the reinsurance market, particularly in property-related lines. While Everest Re Group has shifted some capacity away from property catastrophe lines in recent years, the business still stands to benefit meaningfully from incremental pricing power. Meanwhile, shares of insurance broker Arthur J. Gallagher remained strong throughout the quarter as rate increases are expected to remain firm in 2023 and beyond. Though we remain constructive on prospects for both Everest and Gallagher, we trimmed each position near our estimates of Fair Value and rebalanced some of the insurance capital into SVB Financial and Tradeweb at steep discounts to our Fair Value estimates. Though SVB has struggled to maintain deposit growth in a quiet venture-backed funding environment, we see early signs that entrepreneurs are more willing to accept lower valuations as cash reserves wind down. A recovery in venture activity could drive more favorable deposit trends at SVB, whereas the current valuation implies a more severe and prolonged downcycle.

Finally, we initiated a position in Toast, an integrated payments and software company exclusively serving the restaurant industry. We believe Toast is well-positioned to benefit from a structural technology upgrade cycle driven by changes in customer preferences (e.g., food delivery, online ordering, etc.) and the growing need for restaurants to drive operational efficiencies in an effort to offset food inflation and labor challenges.

HEALTH CARE

During this six-month period, the health care holdings in the Small Company Fund outperformed both its Russell 2000 and S&P SmallCap 600 benchmarks due to stock selection among the health care equipment and supplies holdings.

During the fourth quarter, shares of Inspire Medical, Integra LifeSciences, and Globus Medical among others, rebounded from recent weakness and outperformed after reporting

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

strong results driven by solid execution and an improving operating environment. Partially offsetting this strength were shares of Pulmonx and Omnicell, which meaningfully declined during the fourth quarter after both companies announced disappointing third quarter results and reduced their 2023 outlooks. In the case of Pulmonx, the lower outlook is due to continued staffing shortages and management misreading the operating environment upon exiting the pandemic. With Omnicell, management pointed to cautious capital spending in hospitals impacting its backlog conversion cycle. In both cases, our Fair Value estimates were substantially reduced, but we also believe the market overreacted to the disappointing outlooks and still see healthy discounts in each.

During the period we exited our position in Masimo due to corporate governance concerns after an activist shareholder took a position in the stock. We spoke with the activist and learned they intend to scrutinize the company’s capital allocation strategy after its acquisition of Sound United and seek two seats on the board. We agreed with the activist’s skepticism of the Sound United transaction but were awaiting more details around new product synergies. Masimo’s board responded by instituting a poison pill and changing the company’s by-laws in ways that are not shareholder-friendly, which ultimately led us to exit the position. We rebalanced the capital towards higher conviction holdings or those trading at more meaningful discounts, including: AtriCure, Axonics, Omnicell, Penumbra, and Tandem Diabetes Care.

During this six-month period, the health care holdings of the Mid Cap Fund underperformed both the Russell Midcap and the S&P 400 benchmarks due to stock selection in the health care equipment and supplies and pharmaceutical industries. Our holdings in Catalent and Edwards Lifesciences were the largest relative detractors for the period.

Shares of Catalent meaningfully declined during the period after the company announced below-consensus first quarter 2023 results and reduced its full-year outlook due to a pullback in discretionary spending impacting its consumer health segment and biopharma clients becoming more cash-conscious in spending behavior (rationalizing early-stage clinical activity). Despite the difficult macro environment, we continue to view Catalent as a best-in-class Contract Development and Manufacturing Organization (CDMO) that caters to a large, attractive end-market.

Shares of Edwards underperformed after reporting its second consecutive below-consensus earnings report and a reduction to its 2022 outlook. We believe the U.S. hospital staffing shortages that are impacting transcatheter aortic valve replacement (TAVR) volumes will ease in 2023. Additionally, Japanese TAVR demand was hurt by a COVID-19 resurgence, which should be transitory.

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We initiated two new positions during the final six months of 2022: Repligen and West Pharmaceutical Services. Repligen’s single-use tools are used to manufacture highly complex large molecule drugs and it is a leading innovator in the $8 billion bioprocessing industry. The company’s revenue base is skewed towards pre-commercial stage biologics, which should generate above-market growth opportunities for the foreseeable future.

We re-initiated a position in West Pharmaceutical following a correction in the company’s share price. We had previously exited our position in 2021 due to valuation. West 4Q21. On Pharmaceutical is a leading manufacturer of proprietary components used by biopharma for injectable drug containment solutions. The company enjoys very stable revenue streams through long-term contracts and steady margin improvement as customers convert to its High Value Solutions products that are ideally suited for biologic drugs.

We trimmed our position in Waters and exited our positions in Maravai LifeSciences and Masimo. We exited Maravai due to emerging fundamental concerns as well as competition for capital (e.g., Repligen and West Pharmaceutical) and Masimo was sold due to the corporate governance concerns discussed above.

Health care valuations were pressured in 2022 as interest rates rose and the macro environment became uncertain. Growth expectations were revised lower as the year progressed as persistent staffing shortages limited patient throughput and procedure volumes. Currency headwinds also hurt international growth. Some of our Mid Cap Fund health care holdings were impacted by these headwinds in combination with idiosyncratic factors to a worse extent than expected. Given their sincere, capable management teams and technologically superior products that serve large, growing markets, we continue to have confidence in the long-term fundamentals of each Funds’ health care holdings.

CLOSING THOUGHTS

As market strategists and traders oscillate between investment styles and risk on/off postures based on economic data, Fed-speak, and geopolitical headlines, we remain uncertain about the overall economic and geopolitical environment (particularly surrounding the war in Ukraine) and therefore we are cautious about the stock market’s near-term outlook. Indeed, more yield curves becoming more inverted, weak CEO confidence, mounting layoffs, and a growing body of other indicators suggest a weaker economy in 2023. Further, we would not be surprised to see the Federal Reserve overcompensate for its apparent reluctance to raise interest rates sooner. Should we see an economic downturn that depresses corporate profits, we would expect both Funds to outperform with that outperformance correlated to the severity of any overall earnings decline as our investment process shuns highly-cyclical and capital-intensive companies. We continue to strive to

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

remain fully invested due to our institutional mandate and a high level of conviction in the “all-weather” holdings of both Funds, which in aggregate present attractive valuations.

While some investors and most media types see the equity market as a place to “play” themes and trade “names” to keep ahead of an index on a year-to-date basis, we see both Funds’ holdings as dynamic companies with advantaged business models and capable management teams that solve problems and satisfy important needs and wants. We expect them to outperform their competitors, attract talented and motivated people, rearrange supply chains, and pass along cost pressures, though it might take a few quarters to figure out the solutions to unexpected challenges. We do not rent or trade any positions for a short- term opportunity or to manage tracking error. Over time, we expect both of the Funds to create relatively attractive returns, especially on a risk-adjusted basis.

It has become a bit dogmatic over the last 50 years to sell or avoid companies reminiscent of The Nifty Fifty. However, the lesson we learned from that group is that they were not all equal. Indeed, our investment process’ sector factors were inspired both by the most resilient business models that compounded fortunes for decades as well as those that failed spectacularly or did not age gracefully – something we learned paying attention to the Forbes 400 over many years. We imagine that if one had been able to apply our sector factors to the Nifty Fifty, enough of the misfits that reduced that group’s long-term returns to just market-like returns would have been excluded to make the long-term returns much more interesting.

We appreciate how distortions and unusual correlations created by unprecedented policies can be unsettling and make it difficult to sit tight if one’s career circumstances, constraints, or emotional makeup preclude them from being anchored to that which is likely to be helpful in the long-term. Nonetheless, regardless of the economic outlook, inflation, interest rates, yield curves, credit spreads, or geopolitical developments, we do not plan to make any changes to our investment philosophy or approach.

Sincerely yours,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss. A company may reduce or eliminate its dividend, causing losses to the fund.

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

Beta measures the broad market’s overall volatility or risk.

Russell 2000 Index The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Index The Russell Midcap Index measures the performance of the mid cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index representing approximately 31% of the total market capitalization of that index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2022
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2022*
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date
Advisor Shares** Institutional Shares† Russell 2000 Index	-20.82%	3.38%	5.98%	10.24%	9.37%
	-20.62%	3.64%	6.25%	10.42%	9.47%
	-20.44%	3.10%	4.13%	9.01%	7.23%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on November 30, 2004.
†

The Fund’s Institutional Shares commenced operations on August 31, 2016. The performance information provided in the graph for periods prior to August 31, 2016 reflects the performance of the Advisor Shares of the Fund.

^	The graph is based on only the Advisor Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 16.

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2022
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2022*
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date
Advisor Shares** Institutional Shares† Russell MidCap Index	-26.51%	5.71%	9.08%	12.54%	10.72%
	-26.30%	6.00%	9.36%	12.82%	10.95%
	-17.32%	5.88%	7.10%	10.96%	9.32%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on June 30, 2008.
†

The Fund’s Institutional Shares commenced operations on January 3, 2011. The performance information provided in the graph for periods prior to January 3, 2011 reflects the performance of the Advisor Shares of the Fund.

^	The graph is based on only the Advisor Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 16.

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2022
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

MSA Safety	3.25%
Penumbra	2.94%
Inspire Medical Systems	2.84%
Pure Storage, Cl A	2.74%
Evoqua Water Technologies	2.70%
Globus Medical, Cl A	2.49%
John Bean Technologies	2.49%
Integra LifeSciences Holdings	2.45%
Workiva, Cl A	2.16%
Altra Industrial Motion	2.08%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2022
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Everest Re Group	3.61%
AMETEK	3.48%
Fortive	3.38%
Toro	2.84%
Workday, Cl A	2.83%
Tradeweb Markets, Cl A	2.67%
Rockwell Automation	2.64%
Waters	2.55%
Nordson	2.37%
Advance Auto Parts	2.30%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2022

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.8%

	Shares	Value
COMMUNICATION SERVICES — 1.4%
John Wiley & Sons, Cl A	910,000	$36,454,600

CONSUMER DISCRETIONARY — 4.4%
European Wax Center, Cl A *	1,085,000	13,508,250
Leslie’s *	1,790,000	21,855,900
Sally Beauty Holdings *	1,710,000	21,409,200
Shake Shack, Cl A *	380,000	15,781,400
Wingstop	285,000	39,221,700

		111,776,450

CONSUMER STAPLES — 12.1%
Central Garden & Pet, Cl A *	665,000	23,807,000
elf Beauty *	235,000	12,995,500
Freshpet *	430,000	22,691,100
Hostess Brands, Cl A *	1,320,000	29,620,800
J&J Snack Foods	225,000	33,684,750
Lancaster Colony	260,000	51,298,000
MGP Ingredients	325,000	34,573,500
Simply Good Foods *	1,140,000	43,354,200
Sovos Brands *	1,000,000	14,370,000
Utz Brands, CI A	2,320,000	36,795,200
Zevia PBC, Cl A *	535,000	2,188,150

		305,378,200

FINANCIALS — 14.7%
Argo Group International Holdings	815,000	21,067,750
BRP Group, Cl A *	1,410,000	35,447,400

The accompanying notes are an integral part of the financial statements.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2022

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Community Bank System	405,000	$25,494,750
CVB Financial	825,000	21,243,750
German American Bancorp	675,000	25,177,500
Independent Bank	510,000	43,059,300
James River Group Holdings	865,000	18,087,150
Palomar Holdings *	380,000	17,160,800
Prosperity Bancshares	460,000	33,432,800
Selective Insurance Group	570,000	50,507,700
Stock Yards Bancorp	20,267	1,316,950
UMB Financial	530,000	44,265,600
Washington Trust Bancorp	200,000	9,436,000
WSFS Financial	560,000	25,390,400

		371,087,850

HEALTH CARE — 19.7%
AtriCure *	830,000	36,835,400
Axonics *	465,000	29,076,450
Cardiovascular Systems *	1,015,000	13,824,300
CONMED	540,000	47,865,600
Globus Medical, Cl A *	850,000	63,129,500
Inspire Medical Systems *	285,000	71,785,800
Integra LifeSciences Holdings *	1,105,000	61,957,350
Omnicell *	300,000	15,126,000
Outset Medical *	795,000	20,526,900
Penumbra *	335,000	74,524,100
Pulmonx *	1,155,000	9,736,650
SI-BONE *	740,000	10,064,000
Tandem Diabetes Care *	560,000	25,172,000
Veracyte *	835,000	19,814,550

		499,438,600

INDUSTRIALS — 22.9%
Albany International, Cl A	205,000	20,210,950
Altra Industrial Motion	880,000	52,580,000
Barnes Group	975,000	39,828,750
CSW Industrials	335,000	38,836,550
ESCO Technologies	515,000	45,083,100
Evoqua Water Technologies *	1,725,000	68,310,000
Generac Holdings *	130,000	13,085,800
Hayward Holdings *	1,650,000	15,510,000
John Bean Technologies	690,000	63,017,700
Montrose Environmental Group *	600,000	26,634,000

The accompanying notes are an integral part of the financial statements.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2022

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
MSA Safety	570,000	$82,188,300
RBC Bearings *	150,000	31,402,500
Ritchie Bros. Auctioneers	790,000	45,685,700
Standex International	257,850	26,406,418
Transcat *	163,940	11,618,428

		580,398,196

INFORMATION TECHNOLOGY — 17.8%
Asana, Cl A *	1,300,000	17,901,000
Blackbaud *	410,000	24,132,600
BlackLine *	775,000	52,134,250
Envestnet *	210,000	12,957,000
Freshworks, Cl A *	3,055,000	44,939,050
National Instruments	960,000	35,424,000
New Relic *	905,000	51,087,250
Novanta *	260,000	35,326,200
Pure Storage, Cl A *	2,590,000	69,308,400
Q2 Holdings *	1,085,000	29,153,950
Tenable Holdings *	615,000	23,462,250
Workiva, Cl A *	650,000	54,580,500

		450,406,450

MATERIALS — 3.8%
Innospec	375,000	38,572,500
Sensient Technologies	300,000	21,876,000
TriMas	1,305,000	36,200,700

		96,649,200

TOTAL COMMON STOCK (Cost $2,091,916,485)		2,451,589,546

CASH EQUIVALENTS** — 3.1%
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 3.870%	20,305,581	20,305,581
Goldman Sachs Square Treasury Instruments Fund, Institutional Shares, 4.020%	58,903,257	58,903,257

TOTAL CASH EQUIVALENTS (Cost $79,208,838)		79,208,838

TOTAL INVESTMENTS — 99.9% (Cost $2,171,125,323)		$2,530,798,384

The accompanying notes are an integral part of the financial statements.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2022

Percentages are based on Net Assets of $2,532,418,532.

*  Non-income producing security.

** Rate reported is the 7-day effective yield as of December 31, 2022.

Cl — Class

As of December 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2022

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.1%

	Shares	Value
CONSUMER DISCRETIONARY — 9.3%
Advance Auto Parts	830,000	$122,034,900
Bath & Body Works	1,525,000	64,263,500
Leslie’s *	5,570,000	68,009,700
Planet Fitness, Cl A *	1,035,000	81,558,000
Tractor Supply	350,000	78,739,500
Ulta Beauty *	165,000	77,396,550

		492,002,150

CONSUMER STAPLES — 10.0%
Boston Beer, Cl A *	145,000	47,780,400
Church & Dwight	275,000	22,167,750
Clorox	590,000	82,794,700
Freshpet *	1,400,000	73,878,000
Hormel Foods	1,355,000	61,720,250
JM Smucker	530,000	83,983,800
Lamb Weston Holdings	640,000	57,190,400
McCormick	1,250,000	103,612,500

		533,127,800

FINANCIALS — 13.4%
Arthur J Gallagher	350,000	65,989,000
Cullen/Frost Bankers	340,000	45,458,000
Everest Re Group	580,000	192,136,600
FactSet Research Systems	135,000	54,163,350
Northern Trust	815,000	72,119,350
Prosperity Bancshares	935,000	67,955,800

The accompanying notes are an integral part of the financial statements.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2022

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
SVB Financial Group *	325,000	$74,795,500
Tradeweb Markets, Cl A	2,185,000	141,872,050

		714,489,650

HEALTH CARE — 22.7%
Abcam PLC ADR *	1,930,000	30,030,800
Align Technology *	285,000	60,106,500
Bio-Rad Laboratories, Cl A *	115,000	48,356,350
Bio-Techne	1,020,000	84,537,600
Catalent *	780,000	35,107,800
Cooper	265,000	87,627,550
DENTSPLY SIRONA	2,080,000	66,227,200
Dexcom *	935,000	105,879,400
Edwards Lifesciences *	1,560,000	116,391,600
IDEXX Laboratories *	115,000	46,915,400
Integra LifeSciences Holdings *	1,405,000	78,778,350
Repligen *	185,000	31,322,350
STERIS PLC	595,000	109,890,550
Tandem Diabetes Care *	925,000	41,578,750
Veeva Systems, Cl A *	505,000	81,496,900
Waters *	395,000	135,319,100
West Pharmaceutical Services	210,000	49,423,500

		1,208,989,700

INDUSTRIALS — 22.5%
AMETEK	1,325,000	185,129,000
CoStar Group *	960,000	74,188,800
Fortive	2,795,000	179,578,750
Generac Holdings *	665,000	66,938,900
Graco	1,320,000	88,783,200
IDEX	505,000	115,306,650
Nordson	530,000	125,991,600
Rockwell Automation	545,000	140,375,650
Toro	1,335,000	151,122,000
Verisk Analytics	375,000	66,157,500

		1,193,572,050

INFORMATION TECHNOLOGY — 18.4%
Akamai Technologies *	1,230,000	103,689,000
ANSYS *	155,000	37,446,450
Asana, Cl A *	1,960,000	26,989,200

The accompanying notes are an integral part of the financial statements.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2022

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Autodesk *	265,000	$49,520,550
Nutanix, Cl A *	2,875,000	74,893,750
Okta, Cl A *	1,335,000	91,220,550
Palantir Technologies, Cl A *	4,650,000	29,853,000
Palo Alto Networks *	680,000	94,887,200
Pure Storage, Cl A *	4,085,000	109,314,600
Synopsys *	190,000	60,665,100
Toast, Cl A *	3,780,000	68,153,400
Workday, Cl A *	900,000	150,597,000
Zscaler *	715,000	80,008,500

		977,238,300

MATERIALS — 1.8%
AptarGroup	865,000	95,132,700

TOTAL COMMON STOCK (Cost $4,675,808,891)		5,214,552,350

CASH EQUIVALENTS** — 1.9%
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 3.870%	19,994,530	19,994,530
Goldman Sachs Square Treasury Instruments Fund, Institutional Shares, 4.020%	80,884,530	80,884,530

TOTAL CASH EQUIVALENTS (Cost $100,879,060)		100,879,060

TOTAL INVESTMENTS — 100.0% (Cost $4,776,687,951)		$5,315,431,410

Percentages are based on Net Assets of $5,314,159,752.

*  Non-income producing security.

** Rate reported is the 7-day effective yield as of December 31, 2022.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of December 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund
Assets:
Investments, at value (Cost $2,171,125,323 and $4,776,687,951, respectively)	$2,530,798,384	$5,315,431,410
Cash	–	5,470
Receivable for Capital Shares Sold	5,086,470	11,965,095
Receivable for Dividends	2,165,471	3,989,825
Reclaim Receivable	42,570	53,756
Prepaid Expenses	35,968	61,121

Total Assets	2,538,128,863	5,331,506,677

Liabilities:
Payable for Capital Shares Redeemed	2,741,885	12,888,330
Payable due to Investment Adviser	1,767,754	3,227,473
Payable due to Transfer Agent	553,297	652,563
Due to Custodian	261,581	–
Payable due to Administrator	135,103	283,451
Payable due to Distributor — Advisor Shares	132,922	68,867
Payable due to Trustees	5,726	11,905
Chief Compliance Officer Fees Payable	1,082	2,249
Other Accrued Expenses	110,981	212,087

Total Liabilities	5,710,331	17,346,925

Net Assets	$2,532,418,532	$5,314,159,752

NET ASSETS CONSIST OF:
Paid-in Capital	$2,237,548,696	$4,771,213,921
Total Distributable Earnings	294,869,836	542,945,831

Net Assets	$2,532,418,532	$5,314,159,752

ADVISOR SHARES:
Net Assets	$354,486,828	$226,275,419
Shares Issued and Outstanding (unlimited authorization — no par value)	18,236,721	11,200,766
Net Asset Value, Offering and Redemption Price Per Share	$19.44	$20.20

INSTITUTIONAL SHARES:
Net Assets	$2,177,931,704	$5,087,884,333
Shares Issued and Outstanding (unlimited authorization — no par value)	109,838,639	243,112,941
Net Asset Value, Offering and Redemption Price Per Share	$19.83	$20.93

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
DECEMBER 31, 2022

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund
Investment Income
Dividends	$21,557,281	$46,549,395
Less: Foreign Taxes Withheld	(131,692)	—

Total Investment Income	21,425,589	46,549,395

Expenses
Investment Advisory Fees	23,350,753	41,425,087
Administration Fees	1,782,030	3,630,383
Distribution Fees — Advisor Shares	959,390	662,675
Trustees’ Fees	30,403	44,197
Chief Compliance Officer Fees	5,048	7,997
Transfer Agent Fees	3,818,269	3,795,539
Printing Fees	215,097	392,526
Custodian Fees	154,646	213,686
Registration Fees	83,477	169,051
Professional Fees	43,446	88,062
Insurance and Other Expenses	45,932	126,340

Total Expenses	30,488,491	50,555,543

Net Expenses	30,488,491	50,555,543

Net Investment Loss	(9,062,902)	(4,006,148)

Net Realized Gain (Loss) on Investments	(54,285,860)	29,810,654
Net Change in Unrealized Appreciation (Depreciation) on Investments	(722,101,060)	(2,007,176,785)

Net Realized and Unrealized Gain (Loss)	(776,386,920)	(1,977,366,131)

Net (Decrease) in Net Assets Resulting from Operations	$(785,449,822)	$(1,981,372,279)

Amounts	designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net Investment Loss	$(9,062,902)	$(17,930,997)
Net Realized Gain (Loss)	(54,285,860)	175,954,951
Net Change in Unrealized Appreciation (Depreciation)	(722,101,060)	261,001,689

Net Increase (Decrease) in Net Assets Resulting from Operations	(785,449,822)	419,025,643

Distributions:
Advisor Shares	(1,269,703)	(20,682,396)
Institutional Shares	(7,564,848)	(144,463,109)

Total Distributions	(8,834,551)	(165,145,505)

Return of Capital:
Advisor Shares	(497)	—
Institutional Shares	(2,960)	—

Total Return of Capital	(3,457)	—

Capital Share Transactions:(1)
Advisor Shares:
Issued	37,675,722	50,587,877
Reinvestment of Distributions	1,252,274	20,418,559
Redeemed	(62,976,848)	(86,555,144)

Decrease from Advisor Shares Capital Share Transactions	(24,048,852)	(15,548,708)

Institutional Shares:
Issued	431,315,510	987,993,974
Reinvestment of Distributions	7,456,517	143,164,854
Redeemed	(1,012,441,996)	(593,426,906)

Increase (Decrease) from Institutional Shares Capital Share Transactions	(573,669,969)	537,731,922

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(597,718,821)	522,183,214

Total Increase (Decrease) in Net Assets	(1,392,006,651)	776,063,352

Net Assets:
Beginning of Year	3,924,425,183	3,148,361,831

End of Year	$2,532,418,532	$3,924,425,183

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net Investment Loss	$(4,006,148)	$(13,603,245)
Net Realized Gain (Loss)	29,810,654	640,942,458
Net Change in Unrealized Appreciation (Depreciation)	(2,007,176,785)	844,132,344

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,981,372,279)	1,471,471,557

Distributions:
Advisor Shares	(3,312,950)	(33,034,674)
Institutional Shares	(70,026,441)	(650,056,032)

Total Distributions	(73,339,391)	(683,090,706)

Capital Share Transactions:(1)
Advisor Shares:
Issued	46,901,809	50,413,764
Reinvestment of Distributions	3,240,501	32,011,549
Redeemed	(83,559,882)	(76,590,880)

Increase (Decrease) from Advisor Shares Capital Share Transactions	(33,417,572)	5,834,433

Institutional Shares:
Issued	1,480,322,911	1,550,992,470
Reinvestment of Distributions	54,985,986	501,503,591
Redeemed	(1,569,601,966)	(1,114,479,105)

Increase (Decrease) from Institutional Shares Capital Share Transactions	(34,293,069)	938,016,956

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(67,710,641)	943,851,389

Total Increase (Decrease) in Net Assets	(2,122,422,311)	1,732,232,240

Net Assets:
Beginning of Year	7,436,582,063	5,704,349,823

End of Year	$5,314,159,752	$7,436,582,063

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Advisor Shares

	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Year/Period	$ 24.64	$ 22.93	$ 19.10	$ 20.36	$ 22.83	$ 20.89

Income (Loss) from Operations:
Net Investment Loss(2)	(0.11)	(0.18)	(0.03)	(0.07)	(0.06)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	(5.02)	2.99	5.26	0.37	(0.16)	4.01

Total from Operations	(5.13)	2.81	5.23	0.30	(0.22)	3.89

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—
Net Realized Gains	(0.07)	(1.10)	(1.40)	(1.56)	(2.25)	(1.95)
Return of Capital	—^	—	—	—	—	—

Total Dividends and Distributions	(0.07)	(1.10)	(1.40)	(1.56)	(2.25)	(1.95)

Net Asset Value, End of Year/Period	$ 19.44	$ 24.64	$ 22.93	$ 19.10	$ 20.36	$ 22.83

Total Return †	(20.82)%	12.42%	27.58%**	1.31%	1.31%	19.94%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$354,487	$480,911	$460,617	$377,853	$542,733	$647,592
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.27%	1.26%	1.27%*	1.26%	1.24%(3)	1.30%(3)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.27%	1.26%	1.27%*	1.26%	1.23%	1.29%
Ratio of Net Investment Loss to Average Net Assets	(0.53)%	(0.71)%	(0.37)%*	(0.39)%	(0.28)%	(0.58)%
Portfolio Turnover Rate	24%	22%	16%**	30%	30%	35%

†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
^	Amounts less than $ (0.005).
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	Per share amounts calculated using average shares method.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Institutional Shares

	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Year/Period	$ 25.07	$ 23.25	$ 19.33	$ 20.54	$ 22.96	$ 20.95

Income (Loss) from Operations:
Net Investment Loss(2)	(0.06)	(0.11)	(0.01)	(0.03)	(0.01)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	(5.11)	3.03	5.33	0.38	(0.16)	4.03

Total from Operations	(5.17)	2.92	5.32	0.35	(0.17)	3.96

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—
Net Realized Gains	(0.07)	(1.10)	(1.40)	(1.56)	(2.25)	(1.95)
Return of Capital	—^	—	—	—	—	—

Total Dividends and Distributions	(0.07)	(1.10)	(1.40)	(1.56)	(2.25)	(1.95)

Net Asset Value, End of Year/Period	$ 19.83	$ 25.07	$ 23.25	$ 19.33	$ 20.54	$ 22.96

Total Return †	(20.62)%	12.72%	27.71%**	1.55%	1.54%	20.23%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$2,177,932	$3,443,514	$2,687,745	$1,755,279	$1,416,705	$1,167,188
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.02%	1.01%	1.02%*	1.02%	0.99%(3)	1.05%(3)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.02%	1.01%	1.02%*	1.02%	0.98%	1.04%
Ratio of Net Investment Loss to Average Net Assets	(0.28)%	(0.45)%	(0.11)%*	(0.16)%	(0.05)%	(0.32)%
Portfolio Turnover Rate	24%	22%	16%**	30%	30%	35%

†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
^	Amounts less than $(0.005).
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	Per share amounts calculated using average shares method.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Advisor Shares

	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Year/Period	$ 27.88	$ 24.76	$ 21.58	$ 20.17	$ 18.88	$ 16.65

Income (Loss) from Operations:
Net Investment Loss(2)	(0.07)	(0.12)	(0.03)	(0.03)	(0.03)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	(7.32)	6.09	4.35	2.26	2.43	3.13

Total from Operations	(7.39)	5.97	4.32	2.23	2.40	3.08

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—
Net Realized Gains	(0.29)	(2.85)	(1.14)	(0.82)	(1.11)	(0.85)

Total Dividends and Distributions	(0.29)	(2.85)	(1.14)	(0.82)	(1.11)	(0.85)

Net Asset Value, End of Year/Period	$ 20.20	$ 27.88	$ 24.76	$ 21.58	$ 20.17	$ 18.88

Total Return †	(26.51)%	24.60%	20.16%**	11.36%	14.15%	18.98%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$226,276	$353,725	$307,621	$266,939	$867,332	$667,021
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.10%	1.09%	1.09%*	1.11%	1.12%	1.15%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.10%	1.09%	1.09%*	1.11%	1.12%	1.15%
Ratio of Net Investment Loss to Average Net Assets	(0.31)%	(0.44)%	(0.35)%*	(0.14)%	(0.16)%	(0.26)%
Portfolio Turnover Rate	25%	32%	16%**	36%	19%	33%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Institutional Shares

	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Year/Period	$ 28.79	$ 25.43	$ 22.12	$ 20.60	$ 19.21	$ 16.92

Income (Loss) from Operations:
Net Investment Income (Loss)(2)	(0.01)	(0.05)	(0.01)	—^	0.02	—
Net Realized and Unrealized Gain (Loss) on Investments	(7.56)	6.26	4.46	2.35	2.48	3.17

Total from Operations	(7.57)	6.21	4.45	2.35	2.50	3.17

Dividends and Distributions from:
Net Investment Income	—	—	—	(0.01)	—	(0.03)
Net Realized Gains	(0.29)	(2.85)	(1.14)	(0.82)	(1.11)	(0.85)

Total Dividends and Distributions	(0.29)	(2.85)	(1.14)	(0.83)	(1.11)	(0.88)

Net Asset Value, End of Year/Period	$ 20.93	$ 28.79	$ 25.43	$ 22.12	$ 20.60	$ 19.21

Total Return †	(26.30)%	24.90%	20.25%**	11.70%	14.43%	19.20%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$5,087,884	$7,082,857	$5,396,729	$4,270,561	$2,749,406	$1,812,490
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.85%	0.84%	0.84%*	0.86%	0.87%	0.90%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.85%	0.84%	0.84%*	0.86%	0.87%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.06)%	(0.19)%	(0.10)%*	(0.01)%	0.10%	(0.02)%
Portfolio Turnover Rate	25%	32%	16%**	36%	19%	33%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
^	Amounts less than $0.005.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with nine funds. The financial statements herein are those of the Champlain Small Company Fund (the “Small Company Fund”) and Champlain Mid Cap Fund (the “Mid Cap Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company under the 1940 Act. The Small Company Fund invests in small companies with market capitalization of less than $2.5 billion and the Mid Cap Fund invests primarily (at least 80% of its net assets) in medium-sized companies with market capitalization of less than $15 billion. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Small Company Fund and Mid Cap Fund offer Institutional Shares, which commenced operations on August 31, 2016 and January 3, 2011, respectively.

Effective August 19, 2020, the Small Company Fund and the Mid Cap Fund changed their fiscal year end to December 31.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies that applies the accounting and reporting guidance issues in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated Champlain Investment Partners, LLC (the “Adviser”) as the Board’s valuation designee to perform fair-value determinations for the Fund through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Fund. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Fund’s Board and were implemented through the Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2022, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and change in unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2022, the Small Company Fund and Mid Cap Fund were charged $1,782,030 and $3,630,383 for these services, respectively.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

SS&C GIDS, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Small Company Fund and Mid Cap Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT:

The Adviser serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, (excluding interest, taxes, brokerage commissions, acquired fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, and 0.95% of the Funds’ respective average daily net assets through April 30, 2023. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. As of December 31, 2022, there are no previously waived fees that are eligible to be recaptured from the Funds.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Year Ended December 31, 2022	Year Ended December 31, 2021
Advisor Shares
Issued	1,827,002	2,080,811
Reinvestment of Distributions	64,417	859,005
Redeemed	(3,174,417)	(3,508,784)

Net Advisor Shares Capital Share Transactions	(1,282,998)	(568,968)

Institutional Shares
Issued	20,782,645	39,450,572
Reinvestment of Distributions	376,022	5,920,796
Redeemed	(48,691,401)	(23,584,252)

Net Institutional Shares Capital Share Transactions	(27,532,734)	21,787,116

Net Increase (Decrease) in Shares Outstanding	(28,815,732)	21,218,148

Champlain Mid Cap Fund	Year Ended December 31, 2022	Year Ended December 31, 2021
Advisor Shares
Issued	2,216,093	1,833,113
Reinvestment of Distributions	159,473	1,195,353
Redeemed	(3,863,988)	(2,765,631)

Net Advisor Shares Capital Share Transactions	(1,488,422)	262,835

Institutional Shares
Issued	65,065,160	55,038,619
Reinvestment of Distributions	2,613,402	18,131,005
Redeemed	(70,564,836)	(39,413,460)

Net Institutional Shares Capital Share Transactions	(2,886,274)	33,756,164

Net Increase (Decrease) in Shares Outstanding	(4,374,696)	34,018,999

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

7. INVESTMENT TRANSACTIONS:

For the year ended December 31, 2022, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Small Company Fund	$699,279,908	$1,364,791,707
Mid Cap Fund	1,438,365,314	1,582,487,800

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of net investment losses and distribution reclassification. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of December 31, 2022 is primarily related to deemed distribution due to Shareholder redemptions and net operating losses:

	Increase (Decrease) Distributable Earnings (Loss)	Increase (Decrease) Paid in Capital
Small Company Fund	$9,062,902	$(9,062,902)
Mid Cap Fund	3,810,611	(3,810,611)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2022	$6,153,193	$2,681,358	$3,457	$8,838,008
2021	89,618,158	75,527,347	—	165,145,505
Mid Cap Fund
2022	$13,219,653	$60,119,738	$—	$73,339,391
2021	291,375,458	391,715,248	—	683,090,706

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

For tax purposes, short term gains are considered ordinary income.

As of December 31, 2022, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund
Undistributed Long-Term Capital Gain	$—	$16,108,346
Capital loss carryforward	(34,753,100)	—
Post-October losses	(4,299,379)	—
Unrealized Appreciation	333,922,308	526,837,487
Other Temporary Differences	7	(2)

Total Distributable Earnings	$294,869,836	$542,945,831

Post October losses represent losses realized on investment transactions from November 1, 2022 through December 31, 2022 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward indefinitely and applied against all future gains. Losses carried forward are as follows:

	Short Term Loss	Long Term Loss	Total
Small Company Fund	$ 34,753,100	$ —	$ 34,753,100

For Federal income tax purposes, the cost of securities owned at December 31, 2022 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2022 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Small Company Fund	$2,196,876,076	$605,774,485	$(271,852,177)	$333,922,308
Mid Cap Fund	4,788,593,923	1,104,441,082	(577,603,595)	526,837,487

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Funds involves risk, and there is no guarantee that the Funds will achieve their investment goals. You could lose money on your investment in a Fund, just as you could with other investments. As described in each Fund’s

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

Prospectus, the Funds are subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objective:

MARKET RISK (Each Fund) – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

ACTIVE MANAGEMENT RISK (Each Fund) – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK (Each Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK (Small Company Fund) – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANY RISK (Mid Cap Fund) – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

10. OTHER:

At December 31, 2022, 88% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders, 79% of the total shares outstanding of the Small Company Fund Institutional Shares were held by five shareholders; 71% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by three shareholders, 41% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by three shareholders.

11. INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. LINE OF CREDIT:

The Small Company Fund and Mid Cap Fund entered into agreements which enable them to participate in lines of credit with the Custodian. The Small Company Fund and Mid Cap Fund entered into a new umbrella line of credit with the Custodian which will enable the Funds to participate in a single $250 million uncommitted, senior secured line of credit, with an expiration date of March 14, 2023. Prior to this, the Small Company Fund and Mid Cap Fund had agreements with the Custodian which enabled them to participate in a $100 million and $185 uncommitted revolving line of credit, respectively. These agreements ended on March 15, 2022.

The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. From June 15, 2022 through June 16, 2022, the Small Company Fund borrowed an average of $119,800 at an interest rate of 4.00%. From June 15, 2022 through June 17, 2022, the Mid Cap Fund borrowed an average of $737,833 at an average rate of 4.00%. As of the year ended December 31, 2022, there were no borrowings outstanding.

13. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of December 31, 2022.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of Champlain Small Company Fund and Champlain Mid Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Champlain Small Company Fund and Champlain Mid Cap Fund (collectively referred to as the “Funds”), (two of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)), including the schedules of investments, as of December 31, 2022, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the series constituting The Advisors’ Inner Circle Fund II) at December 31, 2022, the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund II	Statement of operations	Statements of changes in net assets	Financial highlights
Champlain Small Company Fund Champlain Mid Cap Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the two years in the period ended December 31, 2022, for the period August 1, 2020 to December 31, 2020, and for each of the three years in the period ended July 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Champlain Investment Partners, LLC investment companies since 2005.

Philadelphia, Pennsylvania

March 1, 2023

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years
INTERESTED TRUSTEES [2,3]
ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. JEFFREY KLAUDER (Born: 1952)	Trustee[1] (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 9 funds in The Advisors’ Inner Circle Fund II.

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists Trustees and Officers as of December 31, 2022.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments—Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years
INDEPENDENT TRUSTEES[2]
KATHLEEN GAFFNEY (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.
JOSEPH T. GRAUSE, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
MITCHELL A. JOHNSON[3] (Born: 1942)	Trustee (since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
ROBERT MULHALL (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
BRUCE SPECA (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
MONICA WALKER (Born: 1958)	Trustee (since 2022)	Retired since 2017. Co-Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Holland Capital Management, LLC from 1991 to 2017.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 9 funds in The Advisors’ Inner Circle Fund II.
3	In accordance with the Trust’s retirement policy, Mr. Johnson retired from the Board effective December 31, 2022, after having served on the Board since 2005.

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ANDREW METZGER (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.
None.

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years
OFFICERS (continued)
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
STEPHEN F. PANNER (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (from 2015 – May 2022 and since November 2022) Anti-Money Laundering Officer (from 2015 – May 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

55	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2022 to December 31, 2022.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

56	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratios	Expenses Paid During Period *
Small Company Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,073.70	1.26%	$6.59
Institutional Shares	1,000.00	1,075.10	1.01	5.28
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,018.85	1.26%	$6.41
Institutional Shares	1,000.00	1,020.11	1.01	5.14
Mid Cap Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,025.50	1.09%	$5.56
Institutional Shares	1,000.00	1,027.10	0.84	4.29
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,019.71	1.09%	$5.55
Institutional Shares	1,000.00	1,020.97	0.84	4.28

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period shown).

57	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 24, 2022, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

58	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Champlain Small Company Fund

Champlain Mid Cap Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 15-16, 2022 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

59	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by

60	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

61	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

62	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a December 31, 2022 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2022 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the year ended December 31, 2022, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short- Term Capital Gain Dividend (4)
Small Company Fund	0.04%	30.34%	69.62%	100.00%	0.00%	0.00%	0.00%	100.00%
Mid Cap Fund	0.00%	82.00%	18.00%	100.00%	21.49%	23.25%	0.00%	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(4)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the period ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

63	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

This page is intentionally left blank

64	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2022

This page is intentionally left blank

65	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-773-3238

Adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-1900

Item 2. Code	of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit	Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) relate to The Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2022			FYE December 31, 2021
		All fees and services to the Trust that were pre- approved	All fees and services to the Trust that were pre- approved	All fees and services to the Trust that were pre- approved	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$48,060	None	None	$72,270	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2022			FYE December 31, 2021
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$107,050	None	None	$139,400	N/A	N/A
(b)	Audit-Related Fees	None	None	None	N/A	N/A	N/A
(c)	Tax Fees(2)	None	None	None	N/A	N/A	$549,000
(d)	All Other Fees	None	None	None	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax consulting services provided to affiliates of the Funds.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-

approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2022	FYE December 31, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2022	FYE December 31, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)        Not applicable.

(g)      The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2022 and 2021, respectively.

(g)      The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $549,000 for 2022 and 2021, respectively.

(h)      During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)      Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)       Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.    Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
President

Date: March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Michael Beattie Michael Beattie
President
Date: March 10, 2023

By (Signature and Title)
/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO
Date: March 10, 2023